Exhibit 99.1

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media Contact:

Applied Micro Circuits Corporation Bob Gargus	Applied Micro Circuits Corporation Diane Orr
Phone: (408) 542-8752	Phone: (408) 358-1617
E-Mail: rgargus@apm.com	E-mail: dianer@orr-co.com

Wednesday, January 30, 2013

Company Press Release

APPLIED MICRO CIRCUITS CORPORATION REPORTS

THIRD QUARTER FISCAL 2013 FINANCIAL RESULTS

SUNNYVALE, Calif., — January 30, 2013—Applied Micro Circuits Corporation [NASDAQ: AMCC] (“AppliedMicro” or the “Company”) today reported its financial results for the third quarter of fiscal 2013, ended December 31, 2012.

•	Q3 FY2013 net revenues were $51.7 million, up approximately 12% sequentially and down approximately 8% year over year.

•	Q3 FY2013 non-GAAP EPS was $(0.10) per share on net loss of $6.9 million, compared to $(0.16) per share on a net loss of $10.5 million, for the second quarter of fiscal 2013.

•	Q3 FY2013 GAAP net loss was $71.6 million or $(1.08) per share compared to net loss of $21.6 million or $(0.33) per share for the second quarter of fiscal 2013.

•	Total cash, cash equivalents and short-term investments was approximately $84 million as of December 31, 2012 compared to $90 million as of September 30, 2012.

•

During the quarter, the Company taped out its ARM 64-bit X-Gene processor chip in 40nm. In mid-January 2013, the Company also taped-out a 28nm test chip version of the X-Gene chip which incorporated several other features in addition to the geometry shrink.

•

The performance simulations of AppliedMicro’s ARM 64-Bit X-Gene processor have significantly exceeded the Company’s expectations and resulted in an increase in the range of its estimated milestone-based payments under the Veloce merger agreement. The purchase price is now estimated to be in the range of $117 to $178.5 million, depending upon the achievement of multiple product development cycles and technical performance results.

Net revenues for the third quarter of fiscal 2013 were $51.7 million compared to $46.3 million in the second quarter of fiscal 2013, representing a sequential quarterly increase of 11.6% and a decrease of 8.3% over the $56.3 million in net revenues reported in the third quarter of fiscal 2012. Net revenues for the first nine months of fiscal 2013 were $139.3 million, compared to $182.1 million for the same period last year, representing a decrease of 23.5%.

The net loss on a generally accepted accounting principles (GAAP) basis for the third quarter and for the first nine months of fiscal 2013 were $71.6 million and $116.5 million, or $(1.08) and $(1.81) per share, respectively. This included an accrual of $51.9 million for the Veloce acquisition in the quarter. This compares with a GAAP net loss of $7.1 million, or $(0.12) per share, and net loss of $15.1 million, or $(0.24) per share, for the third quarter and first nine months of fiscal 2012, respectively.

Non-GAAP loss for the third quarter and the first nine months of fiscal 2013 was $6.9 million or $(0.10) per share and $28.9 million or $(0.45) per share, respectively, compared to non-GAAP loss of $1.1 million or $(0.02) per share and non-GAAP net income of $0.6 million or $0.01 per diluted share for the third quarter and first nine months of fiscal 2012, respectively.

“In the third quarter we believe we have made giant strides in our product development efforts by taping out our 40nm ARM 64-Bit X-Gene server on a chip. We also taped out a test chip for our upcoming 28nm product in January. While we await final benchmarks from the actual silicon, the results from highly correlated simulations indicate that the 40nm chip performance may far exceed our original expectations. In fact, we believe the networking performance of the chip suggests that we may be able to further penetrate into Enterprise class solutions. I am also very pleased with the improvements in our base business, reflected in continued quarter over quarter revenue growth,” said Dr. Paramesh Gopi, President and Chief Executive Officer.

Bob Gargus, Chief Financial Officer commented, “While we are very excited with the milestones in our ARM 64-bit product strategy, we also had a very solid quarter Company-wide and beat expectations. We feel we are making great progress towards our goal of attaining break even on a non-GAAP basis for the March quarter.”

AppliedMicro reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, Veloce Acquisition consideration, stock-based compensation charges, other-than-temporary impairment on investments, one-time acquisition related recoveries, sale of equipment and other assets, warrant expense, payroll taxes on certain stock option exercises and non-cash tax adjustments. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.

AppliedMicro management will be holding a conference call today, January 30, 2013 at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the third quarter of fiscal 2013 and to provide guidance for the fourth quarter of fiscal 2013. You may access the conference call via any of the following:

Teleconference:	800-798-2884
Conference ID:	80437361
Web Broadcast:	http://www.apm.com
Replay:	888-286-8010 (access code: 98851945, available through February 6, 2013)

AppliedMicro Overview

Applied Micro Circuits Corporation is a global leader in computing and connectivity solutions for next-generation cloud infrastructure and data centers. AppliedMicro delivers silicon solutions that dramatically lower total cost of ownership. Corporate headquarters are located in Sunnyvale, California. www.apm.com.

Applied Micro Circuits Corporation, AppliedMicro, the AppliedMicro logo, X-Gene and Server on a Chip are trademarks or registered trademarks of Applied Micro Circuits Corporation. All other product or service names are the property of their respective owners.

This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding the chip performance of the 40nm and 28nm ARM 64-Bit X Gene server on a chip, the TAM for such product, the estimated range of payments for the Veloce acquisition, Company’s focus, product cycles, design-win pipeline, strategic re-focus and future revenues. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, increased supplier lead times and other supply chain constraints, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, successful integration and management of recently acquired businesses, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2012, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31, 2012	March 31, 2012
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$84,244	$113,846
Accounts receivable, net	17,362	22,666
Inventories	13,857	23,244
Other current assets	19,297	31,105

Total current assets	134,760	190,861
Property and equipment, net	36,171	38,100
Goodwill	13,183	13,183
Purchased intangibles, net	13,008	16,634
Other assets	14,004	10,274

Total assets	$211,126	$269,052

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,427	$21,383
Other current liabilities	89,906	50,903

Total current liabilities	104,333	72,286
Non-current liability:
Other long-term liabilities	14,767	27,530
Stockholders’ equity	92,026	169,236

Total liabilities and stockholders’ equity	$211,126	$269,052

APPLIED MICRO CIRCUITS CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	December 31, 2012	September 30, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Net revenues	$51,698	$46,324	$56,347	$139,316	$182,120
Cost of revenues	22,958	20,561	23,795	61,874	77,830

Gross profit	28,740	25,763	32,552	77,442	104,290
Operating expenses:
Research and development	82,711	34,383	28,279	151,865	86,256
Selling, general and administrative	12,675	13,531	11,406	38,676	32,903
Amortization of purchased intangible assets	338	601	650	1,589	2,552
Restructuring charges, net	6,218	—	2	6,218	875

Total operating expenses	101,942	48,515	40,337	198,348	122,586

Operating loss	(73,202)	(22,752)	(7,785)	(120,906)	(18,296)
Interest and other income (expense), net	2,258	835	914	4,855	3,787

Loss before income taxes	(70,944)	(21,917)	(6,871)	(116,051)	(14,509)
Income tax expense (benefit)	618	(360)	206	458	597

Net loss	$(71,562)	$(21,557)	$(7,077)	$(116,509)	$(15,106)

Basic and diluted net loss per share:
Net loss per share	$(1.08)	$(0.33)	$(0.12)	$(1.81)	$(0.24)

Shares used in calculating basic and diluted net loss per share	66,113	64,947	60,990	64,489	62,465

APPLIED MICRO CIRCUITS CORPORATION

RECONCILIATION OF GAAP NET (LOSS) INCOME TO NON-GAAP NET (LOSS) INCOME

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	December 31, 2012	September 30, 2012	December 31, 2011	December 31, 2012	December 31, 2011
GAAP net loss	$(71,562)	$(21,557)	$(7,077)	$(116,509)	$(15,106)
Adjustments:
Stock-based compensation charges	6,222	7,634	4,433	21,545	11,735
Warrant expense	—	—	—	1,289	—
Amortization of purchased intangibles	1,017	1,280	1,329	3,626	5,425
Veloce acquisition consideration	51,930	2,325	—	56,580	—
Acquisition related recoveries	—	—	—	(133)	(2,267)
Restructuring charges, net	6,218	—	2	6,218	875
Sale of equipment and other assets	(1,299)	—	—	(1,299)	—
Other-than-temporary investment impairment	(270)	(174)	(61)	(1,533)	(666)
Income tax adjustments	832	(34)	242	1,351	580

Total GAAP to Non-GAAP adjustments	64,650	11,031	5,945	87,644	15,682

Non-GAAP net loss (income)	$(6,912)	$(10,526)	$(1,132)	$(28,865)	$576

Diluted (loss) income per share	$(0.10)	$(0.16)	$(0.02)	$(0.45)	$0.01

Shares used in calculating diluted (loss) income per share	66,113	64,947	60,990	64,489	62,968

Net (loss) income per share:
GAAP loss per share	$(1.08)	$(0.33)	$(0.12)	$(1.81)	$(0.24)
GAAP to non-GAAP adjustments	0.98	0.17	0.10	1.36	0.25

Non-GAAP net (loss) income per share	$(0.10)	$(0.16)	$(0.02)	$(0.45)	$0.01

Reconciliation of shares used in calculating non-GAAP (loss) income per share:
Shares used in calculating the basic loss per share	66,113	64,947	60,990	64,489	62,465
Adjustment for dilutive securities	—	—	—	—	503

Shares used in calculating non-GAAP diluted (loss) income per share	66,113	64,947	60,990	64,489	62,968

APPLIED MICRO CIRCUITS CORPORATION

SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(in thousands)

(unaudited)

The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three Months Ended			Nine Months Ended
	December 31, 2012	September 30, 2012	December 31, 2011	December 31, 2012	December 31, 2011
GROSS PROFIT:
GAAP gross profit	$28,740	$25,763	$32,552	$77,442	$104,290
Amortization of purchased intangibles	679	679	679	2,037	2,873
Stock-based compensation expense	158	177	83	597	292

Non-GAAP gross profit	$29,577	$26,619	$33,314	$80,076	$107,455

OPERATING EXPENSES:
GAAP operating expenses	$101,942	$48,515	$40,337	$198,348	$122,586
Stock-based compensation expense	(6,064)	(7,457)	(4,350)	(20,948)	(11,443)
Warrant expense	—	—	—	(1,289)	—
Amortization of purchased intangibles	(338)	(601)	(650)	(1,589)	(2,552)
Acquisition related expenses	—	—	—	133	2,267
Veloce acquisition consideration	(51,930)	(2,325)	—	(56,580)	—
Restructuring charges, net	(6,218)	—	(2)	(6,218)	(875)

Non-GAAP operating expenses	$37,392	$38,132	$35,335	$111,857	$109,983

INTEREST AND OTHER INCOME, NET AND OTHER-THAN-TEMPORARY IMPAIRMENT:
GAAP interest and other income	$2,258	$835	$914	$4,855	$3,787
Sale of equipment and other assets	(1,299)	—	—	(1,299)	—
Other-than-temporary investment impairment	(270)	(174)	(61)	(1,533)	(666)

Non-GAAP interest and other income, net	$689	$661	$853	$2,023	$3,121

INCOME TAX (BENEFIT) EXPENSE:
GAAP income tax expense (benefit)	$618	$(360)	$206	$458	$597
Income tax adjustments	(832)	34	(242)	(1,351)	(580)

Non-GAAP income tax (benefit) expense	$(214)	$(326)	$(36)	$(893)	$17

RESEARCH AND DEVELOPMENT :
GAAP research and development	$82,711	$34,383	$28,279	$151,865	$86,256
Stock-based compensation expense	(2,814)	(3,715)	(2,647)	(10,734)	(6,761)
Warrant expense	—	—	—	(1,289)	—
Veloce acquisition consideration	(51,930)	(2,325)	—	(56,580)	—

Non-GAAP research and development	$27,967	$28,343	$25,632	$83,262	$79,495

SELLING, GENERAL AND ADMINISTRATIVE :
GAAP selling, general and administrative	$12,675	$13,531	$11,406	$38,676	$32,903
Stock-based compensation expense	(3,250)	(3,742)	(1,703)	(10,214)	(4,682)
Acquisition related expenses	—	—	—	133	2,267

Non-GAAP selling, general and administrative	$9,425	$9,789	$9,703	$28,595	$30,488

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended December 31,
	2012	2011
Operating activities:
Net loss	$(116,509)	$(15,106)
Adjustments to reconcile net loss to net cash used for operating activities:
Depreciation	7,247	6,000
Amortization of purchased intangibles	3,626	5,425
Stock-based compensation expense:
Stock options	3,104	4,207
Restricted stock units	18,441	7,528
Warrants	1,289	—
Veloce accrued liability	40,652	—
Acquisition related adjustment	(133)	(2,267)
Net (gain) loss on disposals of property, equipment and other assets	(1,296)	10
Tax effect on other comprehensive income	(130)	—
Restructuring charges	4,689	—
Changes in operating assets and liabilities:
Accounts receivable	5,304	(10,831)
Inventories	9,387	8,992
Other assets	(2,758)	(3,825)
Accounts payable	(3,907)	(5,124)
Accrued payroll and other liabilities	887	2,506
Deferred revenue	(841)	(465)

Net cash used for operating activities	(30,948)	(2,950)

Investing activities:
Proceeds from sales and maturities of short-term investments	35,367	95,308
Purchases of short-term investments	(17,834)	(79,891)
Proceeds from sale of property, equipment and other assets	1,800	—
Purchase of property, equipment and other assets	(8,454)	(11,899)
Proceeds from sale of strategic equity investment	7,146	—
Purchase of strategic equity investment	(500)	(4,750)
Funding of a note receivable	(500)	—

Net cash provided by (used for) investing activities	17,025	(1,232)

Financing activities:
Proceeds from issuances of common stock	5,863	3,874
Funding of restricted stock units withheld for taxes	(2,772)	(2,739)
Repurchases of common stock	(654)	(20,852)
Funding of structured stock repurchase agreements	—	(10,000)
Payment of contingent consideration	(485)	—
Other	(411)	(272)

Net cash provided by (used for) financing activities	1,541	(29,989)

Net decrease in cash and cash equivalents	(12,382)	(34,171)
Cash and cash equivalents at the beginning of the period	28,065	84,402

Cash and cash equivalents at the end of the period	$15,683	$50,231